UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:    811-09631

Cohen & Steers Institutional Realty Shares, Inc.

(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY 10017

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

280 Park Avenue

New York, New York 10017

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2021

Item 1. Reports to Stockholders.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2021. The total returns for Cohen & Steers Institutional Realty Shares, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2021	Year ended December 31, 2021
Cohen & Steers Institutional Realty Shares	17.20%	42.47%
FTSE Nareit All Equity REITs Index[a]	16.44%	41.30%
S&P 500 Index[a]	11.67%	28.71%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at net asset value (NAV). Fund performance reflects fee waivers and/or expense reimbursements, without which the performance would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets.

Market Review

In the 12-month period ended December 31, 2021, U.S. real estate securities continued to rally from their lows in early 2020. Progress in vaccine distribution allowed certain regions to begin lifting restrictions on public gatherings, business activities and travel, notwithstanding some fits and starts as new virus variants emerged. Economic reopenings and additional fiscal relief led to increasing activity, generating stronger demand for real estate. Supply growth in many property sectors slowed amid labor shortages and rising construction costs, giving landlords greater pricing power to negotiate rents. Borrowing costs for many public real estate companies remained near historical lows. These positive conditions drove improving investor optimism, resulting in lower capitalization rates (higher property values) and higher earnings multiples.

Fund Performance

The Fund had a positive total return in the period and outperformed its benchmark.

[a]

The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Returns were positive across all property types. The regional mall and shopping center sectors were among the strongest performers, as easing virus concerns led to a sharp rise in foot traffic and retail sales from depressed levels. The Fund’s overweight in regional malls aided relative performance, although the benefit was partly countered by the effect of our underweight in shopping centers.

Self storage, which had been one of the more resilient sectors through the pandemic, continued to see strong demand amid continued moving activity, helping to drive rates for new customers up 50–70% from 2020 levels. The Fund’s overweight in self storage companies contributed positively to performance.

Hotel companies as a group lagged the broader REIT market in the period. The Fund’s overweight in hotels detracted from relative performance, although stock selection in the sector offset the effect, due largely to sizable gains in Boyd Gaming and Caesars Entertainment, two out-of-benchmark companies focused on gaming activities.

Leasing trends for apartments in U.S. coastal markets have bounced back fast and Sunbelt markets remained exceptionally strong, fueled by strong housing demand. Our stock selection in apartments detracted from relative performance. The Fund had an underweight in Mid-America Apartment Communities and did not invest in Avalon Bay Communities, which both gained more than 60% in the period.

Infrastructure and industrial REITs, which were among the few sectors to advance in 2020, added to those gains in the period, although infrastructure modestly trailed the index. The Fund’s underweight and stock selection in infrastructure aided performance, although an underweight and stock selection in industrial hindered relative performance. We were underweight Prologis based on valuation, but the stock continued to perform well.

Elsewhere of note, our underweight in offices, which underperformed amid an uncertain outlook for return to office trends, contributed to performance, while an overweight in health care, which lagged, detracted. Stock selection in the diversified sector aided performance; the Fund had an out-of-index position in Jones Lang LaSalle, which outperformed amid strong leasing activity and cash flows.

Sincerely,

JON CHEIGH	JASON A. YABLON
Portfolio Manager	Portfolio Manager

MATHEW KIRSCHNER

Portfolio Manager

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)

Growth of a $1,000,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2021

	1 Year	5 Years	10 Years	Since Inception[c]
Cohen & Steers Institutional Realty Shares, Inc.	42.47%	13.75%	12.73%	12.66%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. Total return assumes the reinvestment of all dividends and distributions at NAV. The performance graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During the periods presented above, the investment manager waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Performance Review (Unaudited)—(Continued)

The annualized gross and net expense ratios, respectively, were 0.76% and 0.75% as disclosed in the May 1, 2021 prospectus. The investment manager has contractually agreed to waive its fee and/or reimburse expenses so that the Fund’s total annual operating expenses as reflected in the Fund’s financial statements (excluding brokerage fees and commissions, taxes, certain other expenses and upon approval of the Board of Directors, extraordinary expenses) never exceed 0.75% of the average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the Fund and the investment manager.

[a]

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Connission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes the reinvestment of all dividends and distributions at NAV. For more information, including charges and expenses, please read the prospectus carefully before you invest.

[b]

The Linked Benchmark is represented by the performance of the FTSE Nareit Equity REITs Index through March 31, 2019 and the FTSE Nareit All Equity REITs Index thereafter. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) except timber and infrastructure REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria. The FTSE Nareit All Equity REITs Index contains all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.

[c]	Inception date of February 14, 2000.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs including investment management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2021—December 31, 2021.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value July 1, 2021	Ending Account Value December 31, 2021	Expenses Paid During Period[a] July 1, 2021— December 31, 2021
Actual (17.20% return)	$1,000.00	$1,172.00	$4.11
Hypothetical (5% annual return before expenses)	$1,000.00	$1,021.42	$3.82

[a]	Expenses are equal to the Fund’s annualized net expense ratio of 0.75% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

December 31, 2021

Top Ten Holdingsa

(Unaudited)

Security	Value	% of Net Assets
American Tower Corp.	$793,108,777	10.6
Public Storage	619,077,263	8.3
Duke Realty Corp.	458,681,161	6.1
Simon Property Group, Inc.	449,446,750	6.0
Welltower, Inc.	362,704,090	4.9
Healthpeak Properties, Inc.	323,364,740	4.3
Digital Realty Trust, Inc.	307,116,361	4.1
UDR, Inc.	286,888,917	3.8
Invitation Homes, Inc.	273,630,709	3.7
Realty Income Corp.	258,934,945	3.5

[a]	Top ten holdings (excluding short-term investments) are determined on the basis of the value of individual securities held.

Sector Breakdown

(Based on Net Assets)

(Unaudited)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

December 31, 2021

		Shares	Value
COMMON STOCK	98.3%
COMMUNICATIONS—TOWERS	15.7%
American Tower Corp.		2,711,483	$793,108,777
Crown Castle International Corp.		649,089	135,490,838
SBA Communications Corp.		633,028	246,260,553

			1,174,860,168

CONSUMER, CYCLICAL—HOTELS, RESTAURANTS & LEISURE	1.2%
Boyd Gaming Corp.[a]		870,235	57,061,309
Caesars Entertainment, Inc.[a]		337,526	31,568,807

			88,630,116

REAL ESTATE	81.4%
DATA CENTERS	7.3%
CyrusOne, Inc.		610,620	54,784,826
Digital Realty Trust, Inc.		1,736,396	307,116,361
Equinix, Inc.		216,937	183,493,992

			545,395,179

HEALTH CARE	11.5%
Healthcare Trust of America, Inc., Class A		3,028,696	101,128,159
Healthpeak Properties, Inc.		8,959,954	323,364,740
Ventas, Inc.		1,378,485	70,468,153
Welltower, Inc.		4,228,799	362,704,090

			857,665,142

HOTEL	2.7%
Host Hotels & Resorts, Inc.[a]		9,790,212	170,251,787
Park Hotels & Resorts, Inc.[a]		1,659,165	31,325,035

			201,576,822

INDUSTRIALS	11.3%
Americold Realty Trust		4,335,318	142,155,077
BG LLH, LLC (Lineage Logistics)[b]		409,584	41,126,307
Duke Realty Corp.		6,987,830	458,681,161
Prologis, Inc.		1,203,517	202,624,122

			844,586,667

NET LEASE	5.8%
Realty Income Corp.		3,616,915	258,934,945

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
Spirit Realty Capital, Inc.		1,549,242	$74,657,972
VICI Properties, Inc.		3,322,822	100,050,170

			433,643,087

OFFICE	1.8%
Highwoods Properties, Inc.		3,104,666	138,437,057

REAL ESTATE SERVICES	2.2%
Jones Lang LaSalle, Inc.[a]		627,406	168,985,532

RESIDENTIAL	16.3%
APARTMENT	10.4%
Apartment Income REIT Corp.		3,261,348	178,297,895
Equity Residential		722,195	65,358,648
Essex Property Trust, Inc.		698,253	245,945,654
UDR, Inc.		4,782,279	286,888,917

			776,491,114

MANUFACTURED HOME	2.2%
Sun Communities, Inc.		802,427	168,485,597

SINGLE FAMILY	3.7%
Invitation Homes, Inc.		6,035,084	273,630,709

TOTAL RESIDENTIAL			1,218,607,420

SELF STORAGE	10.3%
Extra Space Storage, Inc.		669,410	151,775,329
Public Storage		1,652,812	619,077,263

			770,852,592

SHOPPING CENTERS	9.5%
COMMUNITY CENTER	3.5%
Federal Realty Investment Trust		610,204	83,183,009
Kimco Realty Corp.		5,313,373	130,974,645
SITE Centers Corp.		2,833,617	44,856,157

			259,013,811

REGIONAL MALL	6.0%
Simon Property Group, Inc.		2,813,086	449,446,750

TOTAL SHOPPING CENTERS			708,460,561

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2021

		Shares	Value
TIMBER	2.7%
Weyerhaeuser Co.		4,842,577	$199,417,321

TOTAL REAL ESTATE			6,087,627,380

TOTAL COMMON STOCK (Identified cost—$5,062,045,659)			7,351,117,664

SHORT-TERM INVESTMENTS	2.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 0.01%[c]		153,389,519	153,389,519

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$153,389,519)			153,389,519

TOTAL INVESTMENTS IN SECURITIES (Identified cost—$5,215,435,178)	100.4%		7,504,507,183
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.4)		(28,395,272)

NET ASSETS (Equivalent to $59.18 per share based on 126,330,131 shares of common stock outstanding)	100.0%		$7,476,111,911

Glossary of Portfolio Abbreviations

REIT	Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

[a]	Non-income producing security.
[b]

Restricted security. Aggregate holdings equal 0.6% of the net assets of the Fund. This security was acquired on August 3, 2020 and September 22, 2021, at an aggregate cost of $27,049,198. Security value is determined based on significant unobservable inputs (Level 3).

[c]	Rate quoted represents the annualized seven-day yield.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2021

ASSETS:
Investments in securities, at value (Identified cost—$5,215,435,178)	$7,504,507,183
Cash	983
Receivable for:
Fund shares sold	16,794,346
Dividends	14,216,215
Other assets	31,793

Total Assets	7,535,550,520

LIABILITIES:
Payable for:
Fund shares redeemed	54,897,435
Investment management fees	4,328,166
Directors’ fees	6,703
Other liabilities	206,305

Total Liabilities	59,438,609

NET ASSETS applicable to 126,330,131 shares of $0.001 par value of common stock outstanding	$7,476,111,911

NET ASSET VALUE PER SHARE:
($7,476,111,911 ÷ 126,330,131 shares outstanding)	$59.18

NET ASSETS consist of:
Paid-in capital	$5,212,449,986
Total distributable earnings/(accumulated loss)	2,263,661,925

$7,476,111,911

.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2021

Investment Income:
Dividend income	$89,678,851

Expenses:
Investment management fees	42,732,843
Registration and filing fees	575,937
Directors’ fees and expenses	198,858
Miscellaneous	28,959

Total Expenses	43,536,597
Reduction of Expenses (See Note 2)	(803,754)

Net Expenses	42,732,843

Net Investment Income (Loss)	46,946,008

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on investments in securities	374,378,346
Net change in unrealized appreciation (depreciation) on investments in securities	1,603,298,542

Net Realized and Unrealized Gain (Loss)	1,977,676,888

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,024,622,896

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2021	For the Year Ended December 31, 2020
Change in Net Assets:
From Operations:
Net investment income (loss)	$46,946,008	$69,542,520
Net realized gain (loss)	374,378,346	(177,915,674)
Net change in unrealized appreciation (depreciation)	1,603,298,542	61,719,743

Net increase (decrease) in net assets resulting from operations	2,024,622,896	(46,653,411)

Distributions to Shareholders	(271,338,645)	(178,304,687)
Tax return of capital to shareholders	—	(8,749,663)

Total distributions	(271,338,645)	(187,054,350)

Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	1,804,062,089	440,378,889

Total increase (decrease) in net assets	3,557,346,340	206,671,128
Net Assets:
Beginning of year	3,918,765,571	3,712,094,443

End of year	$7,476,111,911	$3,918,765,571

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2021	2020	2019	2018	2017
Net asset value, beginning of year	$43.31	$46.89	$39.25	$43.32	$43.18

Income (loss) from investment operations:

Net investment income (loss)[a]	0.43	0.80	0.84	0.93	0.79
Net realized and unrealized gain (loss)	17.73	(2.25)	11.80	(2.51)[b]	2.37

Total from investment operations	18.16	(1.45)	12.64	(1.58)	3.16

Less dividends and distributions to shareholders from:

Net investment income	(0.51)	(1.03)	(0.63)	(0.75)	(0.86)
Net realized gain	(1.78)	(1.00)	(4.37)	(1.74)	(2.16)
Tax return of capital	—	(0.10)	—	—	—

Total dividends and distributions to shareholders	(2.29)	(2.13)	(5.00)	(2.49)	(3.02)

Net increase (decrease) in net asset value	15.87	(3.58)	7.64	(4.07)	0.14

Net asset value, end of year	$59.18	$43.31	$46.89	$39.25	$43.32

Total return[c]	42.47%	–2.57%	33.01%	–4.01%[b]	7.47%

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
	2021	2020	2019	2018	2017
Ratios/Supplemental Data:

Net assets, end of year (in millions)	$7,476.1	$3,918.8	$3,712.1	$2,659.6	$2,787.9

Ratios to average daily net assets:

Expenses (before expense reduction)	0.76%	0.76%	0.76%	0.78%[b]	0.77%

Expenses (net of expense reduction)	0.75%	0.75%	0.75%	0.77%[b]	0.75%

Net investment income (loss) (before expense reduction)	0.81%	1.93%	1.81%	2.22%	1.77%

Net investment income (loss) (net of expense reduction)	0.82%	1.94%	1.82%	2.23%	1.79%

Portfolio turnover rate	34%	66%	82%	68%	76%

[a]	Calculation based on average shares outstanding.
[b]

During the reporting period the Fund settled legal claims against two issuers of securities previously held by the Fund. As a result, the net realized and unrealized gain (loss) on investments per share includes proceeds received from the settlements. Without these proceeds the net realized and unrealized gain (loss) on investments per share would have been $(2.56). Additionally, the expense ratio includes extraordinary expenses related to the direct action. Without these expenses, the ratio of expenses to average daily net assets (before expense reduction and net of expense reduction) would have been 0.76% and 0.75%, respectively. Excluding the proceeds from and expenses relating to the settlements, the total return would have been -4.12%.

[c]	Return assumes the reinvestment of all dividends and distributions at net asset value.

See accompanying notes to financial statements.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Institutional Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on October 13, 1999 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a non-diversified, open-end management investment company. The Fund’s investment objective is total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined.

Readily marketable securities traded in the over-the-counter (OTC) market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities would be categorized as Level 2 or 3 in the hierarchy, depending on the relative significance of the valuation inputs. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security’s underlying assets and liabilities.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of December 31, 2021 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Real Estate—Industrials	$844,586,667	$803,460,360	$—	$41,126,307	[a]
Other Industries	6,506,530,997	6,506,530,997	—	—
Short-Term Investments	153,389,519	—	153,389,519	—

Total Investments in Securities[b]	$7,504,507,183	$7,309,991,357	$153,389,519	$41,126,307

[a]	Restricted security, where observable inputs are limited, has been fair valued by the Valuation Committee, pursuant to the Fund’s fair value procedures and classified as Level 3 security.
[b]	Portfolio holdings are disclosed individually on the Schedule of Investments.

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Common Stock—Real Estate—Industrials
Balance as of December 31, 2020	$18,691,262
Purchases	8,300,405	[a]
Change in unrealized appreciation (depreciation)	14,134,640

Balance as of December 31, 2021	$41,126,307

The change in unrealized appreciation (depreciation) attributable to securities owned on December 31, 2021 which were valued using significant unobservable inputs (Level 3) amounted to $14,134,640.

[a]	Represents shares acquired through dividend reinvestment and additional purchases.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following table summarizes the quantitative inputs and assumptions used for investments categorized in Level 3 of the fair value hierarchy.

	Fair Value at December 31, 2021	Valuation Technique	Unobservable Inputs	Amount	Valuation Impact from an Increase in Input[a]
Common Stock— Real Estate— Industrials	$41,126,307	Market Comparable Companies	Enterprise Value/ EBITDA[b] Multiple Liquidity Discount	28.8x 15%	Increase Decrease

[a]

Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of year end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may result in a materially higher or lower fair value measurement.

[b]	Earnings Before Interest, Taxes, Depreciation and Amortization.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions from REITs are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the NAV per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2021, a portion of the dividends have been reclassified to distributions from net realized gain.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

necessary. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2021, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees and Other Transactions with Affiliates

Investment Management Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment manager receives a fee, accrued daily and paid monthly, at the annual rate of 0.75% of the average daily net assets of the Fund.

The investment manager is also responsible, under the investment management agreement, for the performance of certain administrative functions for the Fund. Additionally, the investment manager pays certain expenses of the Fund, including, but not limited to, administrative and custody fees, transfer agent fees, professional fees, and reports to shareholders.

The investment manager has contractually agreed to waive its fee and/or reimburse the Fund so that the Fund’s total annual operating expenses as reflected in the Fund’s financial statements (excluding brokerage fees and commissions, taxes, certain other expenses and upon approval of the Board of Directors, extraordinary expenses) never exceed 0.75% of the average daily net assets of the Fund. This commitment is currently expected to remain in place for the life of the Fund, can only be amended or terminated by agreement of the Fund’s Board of Directors and the investment manager and will terminate automatically in the event of termination of the investment management agreement between the investment manager and the Fund. For the year ended December 31, 2021, fees waived and/or expenses reimbursed totaled $803,754.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to directors and officers affiliated with the investment manager.

Other: As of December 31, 2021, approximately 11% of the Fund’s outstanding shares were owned by shareholders investing either directly or indirectly through an account, platform or program sponsored by one financial institution. Investment and asset allocation decisions by either a direct shareholder or financial institution regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets at disadvantageous times or prices, and may negatively affect the Fund’s NAV and performance.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2021, totaled $3,455,368,158 and $1,893,204,439, respectively.

Note 4. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2021	2020
Ordinary income	$61,042,056	$91,340,561
Long-term capital gain	210,296,589	86,964,126
Tax return of capital	—	8,749,663

Total dividends and distributions	$271,338,645	$187,054,350

As of December 31, 2021, the tax basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$5,273,465,379

Gross unrealized appreciation on investments	$2,239,029,772
Gross unrealized depreciation on investments	(7,987,968)

Net unrealized appreciation (depreciation) on investments	$2,231,041,804

Undistributed long-term capital gains	$23,629,617

During the year ended December 31, 2021, the Fund utilized net capital loss carryforward of $128,532,935.

As of December 31, 2021, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, straddle deferrals and certain REIT dividends, and permanent book/tax differences primarily attributable to prior year REIT distribution adjustments and Fund redemptions used as distributions. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $1,120,768 and total distributable earnings/(accumulated loss) was charged $1,120,768. Net assets were not affected by this reclassification.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 5. Capital Stock

On September 14, 2021, the Board of Directors of the Fund approved an increase to the Fund’s authorized shares of capital stock. The Fund is now authorized to issue 250 million shares of capital stock, at a par value of $0.001 per share. The Fund’s Board of Directors may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. Transactions in Fund shares were as follows:

	For the Year Ended December 31, 2021		For the Year Ended December 31, 2020
	Shares	Amount	Shares	Amount
Sold	51,908,715	$2,633,069,620	34,792,964	$1,387,240,514
Issued as reinvestment of dividends and distributions	4,583,387	249,674,931	4,189,397	165,267,604
Redeemed	(20,644,497)	(1,078,682,462)	(27,673,363)	(1,112,129,229)

Net increase (decrease)	35,847,605	$1,804,062,089	11,308,998	$440,378,889

Note 6. Other Risks

Common Stock Risk: While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Real Estate Market Risk: Since the Fund concentrates its assets in companies engaged in the real estate industry, an investment in the Fund will be closely linked to the performance of the real estate markets. Risks of investing in real estate securities include falling property values due to increasing vacancies, declining rents resulting from economic, legal, tax, political or technological developments, lack of liquidity, limited diversification, and sensitivity to certain economic factors such as interest-rate changes and market recessions. Real estate company prices also may drop because of the failure of

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

borrowers to pay their loans and poor management, and residential developers, in particular, could be negatively impacted by falling home prices, slower mortgage origination and rising construction costs. The risks of investing in REITs are similar to those associated with direct investments in real estate securities.

REIT Risk: In addition to the risks of securities linked to the real estate industry, REITs are subject to certain other risks related to their structure and focus. REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to (i) qualify for pass-through of income under applicable tax law, or (ii) maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

Small- and Medium-Sized Companies Risk: Real estate companies in the industry tend to be small- to medium-sized companies in relation to the equity markets as a whole. There may be less trading in a smaller company’s stock, which means that buy and sell transactions in that stock could have a larger impact on the stock’s price than is the case with larger company stocks. Smaller companies also may have fewer lines of business so that changes in any one line of business may have a greater impact on a smaller company’s stock price than is the case for a larger company. Further, smaller company stocks may perform differently in different cycles than larger company stocks. Accordingly, real estate company shares can, and at times will, perform differently than large company stocks.

Non-Diversification Risk: As a “non-diversified” investment company, the Fund can invest in fewer individual companies than a diversified investment company. As a result, the Fund is more susceptible to any single political, regulatory or economic occurrence and to the financial condition of individual issuers in which it invests. The Fund’s relative lack of diversity may subject investors to greater risk of loss than a fund that has a diversified portfolio.

Geopolitical Risk: Occurrence of global events similar to those in recent years, such as war, terrorist attacks, natural or environmental disasters, country instability, infectious disease epidemics, such as that caused by the COVID-19 virus, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers and other governmental trade or market control programs, the potential exit of a country from its respective union and related geopolitical events, may result in market volatility and may have long-lasting impacts on both the U.S. and global financial markets. Additionally, those events, as well as other changes in foreign and domestic political and economic conditions, could adversely affect individual issuers or related groups of issuers, securities markets, interest rates, secondary trading, credit ratings, inflation, investor sentiment and other factors affecting the value of the Fund’s investments.

The outbreak of COVID-19 and efforts to contain its spread have resulted in, among other things, extreme volatility in the financial markets and severe losses, reduced liquidity of many instruments, significant travel restrictions, significant disruptions to business operations, supply chains and customer

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

activity, lower consumer demand for goods and services, service and event cancellations, reductions and other changes, strained healthcare systems, as well as general concern and uncertainty. The impact of the COVID-19 outbreak has negatively affected the global economy, the economies of individual countries, and the financial performance of individual issuers, sectors, industries, asset classes, and markets in significant and unforeseen ways. Pandemics may also exacerbate other pre-existing political, social, economic, market and financial risks. The effects of the outbreak in developing or emerging market countries may be greater due to generally less established health care systems and supply chains. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. The foregoing could impair the Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of the Fund’s service providers, adversely affect the value and liquidity of the Fund’s investments, and negatively impact the Fund’s performance and your investment in the Fund.

On January 31, 2020, the United Kingdom (UK) withdrew from the European Union (EU) (referred to as Brexit), commencing a transition period that ended on December 31, 2020. The EU-UK Trade and Cooperation Agreement, a bilateral trade and cooperation deal governing the future relationship between the UK and the EU (TCA), provisionally went into effect on January 1, 2021, and entered into force officially on May 1, 2021. Notwithstanding the TCA, following the transition period, there is likely to be considerable uncertainty as to the UK’s post-transition framework, including how the financial markets will react. As this process unfolds, markets may be further disrupted. Given the size and importance of the UK’s economy, uncertainty about its legal, political and economic relationship with the remaining member states of the EU may continue to be a source of instability.

Growing tensions, including trade disputes, between the United States and other nations, or among foreign powers, and possible diplomatic, trade or other sanctions could adversely impact the global economy, financial markets and the Fund. The strengthening or weakening of the U.S. dollar relative to other currencies may, among other things, adversely affect the Fund’s investments denominated in non-U.S. dollar currencies. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have, and the duration of those effects.

Regulatory Risk: The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the mutual fund industry in general. The SEC’s final rules, related requirements and amendments to modernize reporting and disclosure, along with other potential upcoming regulations, could, among other things, restrict the Fund’s ability to engage in transactions, and/or increase overall expenses of the Fund. In addition, the SEC, Congress, various exchanges and regulatory and self-regulatory authorities, both domestic and foreign, have undertaken reviews of the use of derivatives by registered investment companies, which could affect the nature and extent of instruments used by the Fund. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The SEC recently adopted Rule 18f-4 under the 1940 Act relating to a registered investment company’s use of derivatives and certain financing transactions (such as reverse repurchase transactions) that could potentially require the Fund to observe more stringent requirements than are currently imposed by the 1940 Act. Among other things, Rule 18f-4 will require funds that invest in derivative instruments beyond a specified limited amount to apply a value-at-risk based limit to their use of certain derivative instruments and financing transactions and to adopt and implement a derivatives risk management program. A fund that uses derivative instruments in a limited amount will not be subject to the full requirements of Rule 18f-4. In connection with the adoption of Rule 18f-4, funds will no longer be required to comply with the asset segregation framework arising from prior SEC guidance for covering certain derivative instruments and related transactions. Rule 18f-4 may substantially curtail the Fund’s ability to use derivative instruments as part of the Fund’s investment strategy and could ultimately prevent the Fund from being able to achieve its investment goals. Compliance with Rule 18f-4 will not be required until approximately August 2022. As the Fund comes into compliance, the Fund’s approach to asset segregation and coverage requirements will be impacted.

Large Shareholder Risk: The Fund may have one or more large shareholders or a group of shareholders investing in Fund shares indirectly through an account, platform or program sponsored by a financial institution. Investment and asset allocation decisions by such financial institutions regarding the account, platform or program through which multiple shareholders invest may result in subscription and redemption decisions that have a significant impact on the assets, expenses and trading activities of the Fund. Such a decision may cause the Fund to sell assets (or invest cash) at disadvantageous times or prices, increase or accelerate taxable gains or transaction costs and may negatively affect the Fund’s NAV, performance, or ability to satisfy redemptions in a timely manner.

This is not a complete list of the risks of investing in the Fund. For additional information concerning the risks of investing in the Fund, please consult the Fund’s prospectus.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2021 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Institutional Realty Shares, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Institutional Realty Shares, Inc. (the “Fund”) as of December 31, 2021, the related statement of operations for the year ended December 31, 2021, the statement of changes in net assets for each of the two years in the period ended December 31, 2021, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2021 and the financial highlights for each of the five years in the period ended December 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2021 by correspondence with the custodian, transfer agent and issuers of privately offered securities. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

New York, New York

February 24, 2022

We have served as the auditor of one or more investment companies in the Cohen & Steers family of mutual funds since 1991.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

TAX INFORMATION—2021 (Unaudited)

For the calendar year ended December 31, 2021, for individual taxpayers, the Fund designates $1,022,753 as qualified dividend income eligible for reduced tax rates, long-term capital gain distributions of $213,979,481 taxable at the maximum 20% rate, long-term capital gain distributions of $989,456 taxable at 25% maximum rate and $59,949,473 as qualified business income eligible for the 20% deduction.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the SEC’s website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and realized gains are a return of capital distributed from the Fund’s assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

Changes to the Portfolio Management Team

Effective May 1, 2021, Thomas Bohjalian no longer serves as a portfolio manager of the Fund. Jon Cheigh, Jason Yablon and Mathew Kirschner continue to serve as portfolio managers of the Fund.

Changes to the Board of Directors and Officers

On March 8, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to ten. In addition, the Board of Directors elected Ms. Ramona Rogers-Windsor as a Director of the Fund.

Effective December 7, 2021, Director and Chairman Robert H. Steers resigned from the Fund’s Board of Directors. The Board of Directors has appointed Director Joseph M. Harvey to succeed Mr. Steers as Chairman. In addition, effective March 1, 2022, Mr. Harvey, Cohen & Steers, Inc.’s (CNS) current President and a member of CNS’ board of directors, will succeed Mr. Steers as Chief Executive Officer of CNS and Cohen & Steers Capital Management, Inc., the Fund’s investment manager (the investment manager). At that time, Mr. Steers will assume the role of Executive Chairman of CNS and continue on as a member of CNS’ board of directors.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

On December 7, 2021, the Board of Directors elected Adam M. Derechin, President and Chief Executive Officer of the Fund, as a Director of the Fund. Concurrent with his election, Mr. Derechin resigned as President and Chief Executive Officer of the Fund. Mr. Derechin currently serves as the Chief Operating Officer of CNS and the investment manager since 2004 and 2003, respectively. Effective December 7, 2021, James Giallanza, previously Chief Financial Officer of the Fund, succeeded Mr. Derechin as President and Chief Executive Officer of the Fund and Albert Laskaj, Treasurer of the Fund, succeeded Mr. Giallanza as Chief Financial Officer of the Fund.

In addition, also on December 7, 2021, the Board of Directors voted to set the number of directors on the Fund’s Board of Directors to nine, effective January 1, 2022. Director C. Edward Ward, Jr. retired from the Board of Directors on December 31, 2021 pursuant to the Fund’s mandatory retirement policy.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment manager, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment manager, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) includes additional information about fund directors and is available, without charge, upon request by calling 800-330-7348.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Interested Directors[4]

Joseph M. Harvey[5] 1963	Director, Chairman	Until Next Election of Directors	President of Cohen & Steers Capital Management, Inc. (CSCM or the Advisor) (since 2003) and President of Cohen & Steers, Inc. (CNS) (since 2004). Chief Investment Officer of CSCM from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of CSCM.	20	Since 2014

Adam M. Derechin[6] 1964	Director	Until Next Election of Directors	Chief Operating Officer of CSCM since 2003 and CNS since 2004.	20	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	20	Since 2011

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	20	Since 1993

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COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

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Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) since July, 2018; Adjunct Professor and Executive–In–Residence, Bethel University since 2015; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; Board Member and Investment Committee member, Bethel University Foundation since 2010; formerly Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; formerly, Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	20	Since 2015

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COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board member and Audit Committee Chairman of inTEST Corporation since 2020.	20	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Board Member, Crespi High School from 2014 to 2017; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; and prior to that, President, Bank of America Private Bank from 2005 to 2008.	20	Since 2015

(table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Daphne L. Richards 1966	Director	Until Next Election of Directors	Independent Director of Cartica Management, LLC since 2015; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015 and Member of the Advisory Board of Northeast Dutchess Fund since 2016; President and CIO of Ledge Harbor Management since 2016; formerly, worked at Bessemer Trust Company from 1999 to 2014; prior thereto, held investment positions at Frank Russell Company from 1996 to 1999. Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; and Hambros International Venture Capital Fund from 1988 to 1989.	20	Since 2017

(table continued on next page)

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

(table continued from previous page)

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Term of Office[2]	Principal Occupation During At Least The Past 5 Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served[3]

Ramona Rogers-Windsor[7] 1960	Director	Until Next Election of Directors	Member, Capital Southwest Board of Directors since March 2021; member, Thomas Jefferson University Board of Trustees since 2020; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	20	Since 2021

[1]	The address for each director is 280 Park Avenue, New York, NY 10017.
[2]	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
[3]	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
[4]	“Interested person” as defined in the 1940 Act, of the Fund because of affiliation with CSCM (Interested Directors).
[5]

Robert H. Steers resigned from the Funds Board of Directors and role as Chairman, effective December 7, 2021. The Board of Directors has appointed Joseph M. Harvey to succeed Mr. Steers as Chairman, effective December 7, 2021.

[6]	Mr. Derechin was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on December 7, 2021.
[7]	Ms. Rogers-Windsor was elected as a Director of each of the Funds in the Cohen & Steers Fund Complex by each applicable Fund’s Board of Directors on March 8, 2021.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth[1]	Position(s) Held With Fund	Principal Occupation During At Least the Past 5 Years	Length of Time Served[2]

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of CSCM since 2014. Prior to that, Senior Vice President of CSCM since 2006.	Since 2006

Albert Laskaj 1977	Treasurer and Chief Financial Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2015.	Since 2015

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of CSCM since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017. Prior to that, Vice President & Chief Compliance Officer of Weiss Multi-Strategy Adviser LLC since 2011.	Since 2019

Jon Cheigh 1972	Vice President	Chief Investment Officer of CSCM since October 2019 and Executive Vice President of CSCM since 2012. Prior to that, Senior Vice President of CSCM since 2007.	Since 2006

Jason A. Yablon 1979	Vice President	Executive Vice President of CSCM effective January 2022. Prior to that, Senior Vice President of CSCM since 2014.	Since 2012

Mathew Kirschner 1979	Vice President	Senior Vice President of CSCM since 2019. Prior to that, Vice President of CSCM since 2010.	Since 2010

[1]	The address of each officer is 280 Park Avenue, New York, NY 10017.
[2]

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Transaction history and account transactions

• Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call 800.330.7348

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open and Closed-End Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

• Open an account or buy securities from us

• Provide account information or give us your contact information

• Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• sharing for affiliates’ everyday business purposes—information about your creditworthiness

• affiliates from using your information to market to you

• sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS MLP & ENERGY OPPORTUNITY FUND

•	Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS ALTERNATIVE INCOME FUND

•	Designed for investors seeking high current income and capital appreciation, investing in equity, preferred and debt securities, focused on real assets and alternative income strategies

•	Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director, Chairman and Vice President

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Treasurer and Chief Financial Officer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Jon Cheigh

Vice President

Jason A. Yablon

Vice President

Mathew Kirschner

Vice President

KEY INFORMATION

Investment Manager and Administrator

Cohen & Steers Capital Management, Inc

280 Park Avenue

New York, NY 10017

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Transfer Agent

DST Asset Manager Solutions, Inc.

P.O. Box 219953

Kansas City, MO 64121-9953

(800) 437-9912

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

Distributor

Cohen & Steers Securities, LLC

280 Park Avenue

New York, NY 10017

NASDAQ Symbol:	CSRIX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Institutional Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Cohen & Steers

Institutional

Realty Shares

Annual Report December 31, 2021

As permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports are no longer sent by mail, unless you specifically requested paper copies of the reports. Instead, the reports are made available on the Fund’s website at www.cohenandsteers.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from a Fund electronically anytime by contacting your financial intermediary or, if you are a direct investor, by signing up at www.cohenandsteers.com.

You may elect to receive all future reports in paper, free of charge, at any time. If you invest through a financial intermediary, you can contact your financial intermediary or, if you are a direct investor, you can call (800) 330-7348 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held in your account if you invest through your financial intermediary or all Funds held within the fund complex if you invest directly with the Fund.

CSRIXAR

Item 2. Code of Ethics.

The registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (the “Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. In December 2021, the registrant amended the Code of Ethics to reflect the registrant’s current Principal Executive Officer and Principal Financial Officer. The registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics, as described in Form N-CSR, during the reporting period. A current copy of the Code of Ethics is available on the registrant’s website at https://assets.cohenandsteers.com/assets/content/uploads/Code_of_Ethics_for_Principal_Executive_and_Principal_Financial_Officers_of_the_Funds.pdf. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 280 Park Avenue, 10th floor, New York, NY 10017.

Item 3. Audit Committee Financial Expert.

The registrant’s board has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The registrant’s board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. Each of Messrs. Clark and Maginnis is a member of the board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years ended December 31, 2021 and December 31, 2020 for professional services rendered by the registrant’s principal accountant were as follows:

	2021	2020
Audit Fees	$43,187	$42,340
Audit-Related Fees	$0	$0
Tax Fees	$5,865	$5,750
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the preparation and review of federal and state tax returns.

(e)(1) The audit committee is required to pre-approve audit and non-audit services performed for the registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the registrant’s principal accountant for the registrant’s investment advisor and any sub-advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant, if the engagement for services relates directly to the operations and financial reporting of the registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the board of directors of the registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees billed by the registrant’s principal accountant for non-audit services rendered to the registrant and for non-audit services rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant were:

	2021	2020
Registrant	$5,865	$5,750
Investment Advisor	$0	$0

(h) The registrant’s audit committee considered whether the provision of non-audit services that were rendered to the registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the registrant’s investment advisor that provides ongoing services to the registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in the registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS INSTITUTIONAL REALTY SHARES, INC.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 4, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Treasurer and Chief Financial Officer)

Date: March 4, 2022